Exhibit 99.1

9 Meters Biopharma, Inc. to participate in the following November
Virtual Investor Conferences

- H.C. Wainwright Annual Israel Conference -
November 12th
- A.G.P. Virtual Healthcare Symposium 2020 -
November 19th

Raleigh, NC, November 2, 2020 - 9 Meters Biopharma, Inc. (Nasdaq: NMTR), a clinical-stage rare and unmet needs-focused gastroenterology company announced today that management will participate in the following conferences in the month of November. Please see additional details below:
H.C. Wainwright: 6th Annual Israel Conference

Format:            One-on-One meetings with 9 Meters Management &
                 Corporate Presentation
Date:                   Thursday, November 12th
Time:                   10:30-11:00 am Eastern Time
    Presenters:         John Temperato, President & CEO
                Edward Sitar, CFO
Patrick Griffin, MD, FACS, CMO
                Sireesh Appajosyula, PharmD, SVP Corporate Development & Operations
A.G.P. Virtual Healthcare Symposium 2020

Format:            One-on-One meetings with 9 Meters Management
Date:                   Thursday, November 19th
Attendees:         John Temperato, President & CEO
                Edward Sitar, CFO
Patrick Griffin, MD, FACS, CMO
                Sireesh Appajosyula, PharmD, SVP Corporate Development & Operations

Webcast Link
A link to the webcast along with a replay of the webcast H.C. Wainwright presentation will be accessible on the Events page of the Investors section on the Company’s website at https://9meters.com/events/
About 9 Meters Biopharma
9 Meters Biopharma, Inc. ("the Company") is a rare and unmet needs-focused gastroenterology company. The Company is advancing NM-002, a proprietary long-acting GLP-1 agonist into a Phase 2 trial for

Exhibit 99.1

Short Bowel Syndrome (SBS), a rare, orphan disease, as well as larazotide, a Phase 3 tight junction regulator being evaluated for patient-reported symptom improvement in non-responsive celiac disease.
For more information, please visit www.9meters.com or follow 9 Meters on Twitter and LinkedIn.
Forward-looking Statements
This press release includes forward-looking statements based upon the Company's current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, the potential effects of the ongoing coronavirus outbreak and related mitigation efforts on the Company's clinical, financial and operational activities; the Company's continued listing on Nasdaq; expectations regarding future financings; the future operations of the Company; the nature, strategy and focus of the Company; the development and commercial potential and potential benefits of any product candidates of the Company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; the Company having sufficient resources to advance its pipeline; and any other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the impact of COVID-19 on our operations, clinical trials or proposed merger and future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the Company's recent merger and the Naia acquisition, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's. Annual Report on Form 10-K for the year ended December 31, 2019, Form 10-Q for the quarter ended June 30, 2020 and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
Corporate contact
Edward J. Sitar, Chief Financial Officer
9 Meters BioPharma, Inc.
investor-relations@9meters.com
www.9meters.com

Media contact
Amy Jobe, Ph.D.
LifeSci Communications, LLC
ajobe@lifescicomms.com
315-879-8192

Exhibit 99.1

Investor contact
Corey Davis, Ph.D.
LifeSci Advisors, LLC
cdavis@lifesciadvisors.com
212-915-2577